1 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE Business Update Boston/New York City March 2006 NYSE: AVA www.avistacorp.com Exhibit 99.1

AVISTA Corp.

AVISTA

AVISTA Corp.
AVISTA Utilities
AVISTA Capital
AVISTA Advantage
AVISTA Energy
AVISTA Power

THE NATURE OF ENERGY
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Corporate Summary
Regulated Non-regulated
Energy company involved in the production,
transmission and distribution of energy as well as
other energy-related businesses
Incorporated in 1889 and headquartered in
Spokane, Washington
Avista Utilities is a company operating division
comprising the regulated utility operations that
provides electric and natural gas service to
customers in Washington, Idaho and Oregon
Avista Advantage is a business process outsourcer
that provides facilities resource management
Avista Energy provides electricity, natural gas and
hydroelectric portfolio optimization and
management, as well as risk management services

3 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE Avista Utilities

AVISTA Corp.

Legend

- Electric Service Areas
- Natural Gas Service Areas
- Electric and Natural Gas Service Areas
- River

Avista Hydroelectric Projects

1 Noxon Rapids	5 Monroe St.
2 Cabinet Gorge	6 Nine Mile
3 Post Falls	7 Long Lake
4 Upper Falls	8 Little Falls

WASHINGTON
MONTANA
IDAHO
OREGON
Seattle
Olympia
Clark Fork
Noxon
Spokane
Coeur d'Alene
Pullman
Moscow
Stevenson
Goldendale
Portland
Pendleton
La Grande
Salem
Eugene
Boise
Roseburg
Grants Pass
Medford
Klamath Falls
1
2
3
4
5
6
7
8

4 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE Electric and Natural Gas Service Areas

THE NATURE OF ENERGY
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Results
7,418 new electric customers
10,326 new natural gas customers
Extended service to:
3,754 electric lots
8,943 gas lots
0
3,000
6,000
9,000
12,000
15,000
18,000
21,000
2001 2002 2003 2004 2005
Electric Gas
2005 Customer Growth
Record number of electric hookups
Adding these new customers created:
37 miles of new conductor
150 miles of new gas main
17,744 new meters to be read
2,946 new transformers

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Integrated Resource Plan (IRP)
Acquiring additional transmission is critical to the Company’s plans
Over half of future energy needs are met with renewables, plant upgrades and conservation
Energy and capacity deficits begin in 2010 and 2009, respectively
Avista’s 2005 IRP calls for acquisition of 69 MW of conservation, 400 MW of wind, 80 MW of other renewable resources, 52 MW of hydroelectric efficiency upgrades and 250 MW of coal-based generation over a period of ten years
Contract
8%
Other Renews
2%
Coal
11%
Hydro
Upgrades
1%
Hydro
52%
Gas
26%
2006 Resource Mix
Gas
22%
Hydro
42%
Hydro
Upgrades
2%
Coal
19%
Other Renews
5%
Contract
3%
DSM
3%
Wind
4%
2016 Resource Mix

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2006 Utility Capital Expenditures
$160 million in CapEx equates to an additional $80 million to net rate base
$160.0 million Total CapEx
230 kV
Upgrades $29.2
Other $6.7
IS/IT & Security
$9.9
Gas $11.1
Environmental
$9.9
Growth $40.4
T&D $25.7
Generation
$27.1

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Transmission System Upgrades
19 of 30 projects fully commissioned (63%)
50 of 115 miles of 230 kV line constructed
4 of 6 –
230 kV substations energized
90 of 200 miles of F/O cable installed
Total project cost is approximately $120 million through 2007
230 kV Construction Schedule and Cost Trend
Palouse 230 Line
Lolo Substation
Beacon-Bell 230 Lines
$29,200
2006
$20,835
2007
Benewah Substation
Fiber Optic and C. Fork RAS
$21,926
2004
$27,104
2005
$21,041 230 kV Upgrade Total CapX
Boulder Sub & 230 Lines
Dry Creek Sub & 230 Lines
Beacon-Rathdrum Line
2003
Palouse 230 Line
Lolo Substation
Beacon-Bell 230 Lines
$29,200
2006
$20,835
2007
Benewah Substation
Fiber Optic and C. Fork RAS
$21,926
2004
$27,104
2005
$21,041 230 kV Upgrade Total CapX
Boulder Sub & 230 Lines
Dry Creek Sub & 230 Lines
Beacon-Rathdrum Line
2003
($ thousands)

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Hydro Upgrades
Noxon Rapids Runner Upgrade
Noxon Rapids is Avista’s largest hydro project
Upgrade Units 1-4 to improve efficiency, reliability and
eliminate operating restrictions
Replace turbine runners on Units 1-4
Requires $31.4 million of capital over the
next seven years
Requires $1.4 million for maintenance over
the same period
Noxon Rapids capacity improvements
Maximum capacity is 554 MW; currently
at 532 MW due to operating restrictions
Upgrade expected to restore maximum capacity, improve
unit availability and add an additional
16 MW
Total plant increased to 570 MW
Noxon Rapids Dam

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Advanced Meter Reading (AMR)
Oregon
93,000 gas meters installed
Oregon granted a 35% Business Tax Credit on a portion
of the cost of the project
Idaho
Completed installation of 112,000 electric and gas
meters in 2005; additional 60,000 to install through 2008
IPUC pre-approved $16 million, four-year project,
including current return on investment
CapEx Dedicated to AMR
(in millions)
$2.3
$8.4
$8.7
2004 2005 2006

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Phase I: Gas service and collections company-wide, gas compliance Oregon
Phase II: Gas compliance in WA/ID, electric service workers company-wide
Phase II: Excludes construction crews & CPCs
Mobile Dispatch
Process improvements unlocks expense savings
N/A $700,000 Approved Energy Business Tax Credit
$0.4 million $0.4 million Expense Increase
$0.8 million $1.3 million Average Annual Benefit
$1.6 million $2.8 million Capital Expenditures
63 68 Mobile Users
Phase II
Estimate Phase I Category
Field worker to dispatcher ratio is currently at 8:1
Phase I target ratio is 14:1
Phase II target ratio is 43:1

THE NATURE OF ENERGY
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Avista Utilities
Regulatory Update
Authorized
48% 10.25% 8.88%
Oregon Natural Gas
(implemented in October 2003)
43%
40%
Common
Equity
Level
Return
on
Equity
Rate of
Return Jurisdiction and service
10.40% 9.25%
Idaho Electric and Natural Gas
(implemented in September 2004)
10.40% 9.11%
Washington Electric and Natural Gas
(implemented in January 2006)
$67 million $63 million $447 million $136 million $801 million
Gas Gas Electric Gas Electric
Oregon Idaho Washington
Rate Base

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Washington ERM
*
Idaho PCA
Power Supply Costs in Base Rates
$0
+ $9 Million
- $9 Million
90/10 Sharing
90/10 Sharing
Power Supply Costs in Base Rates
$0
90/10 Sharing
90/10 Sharing
Avista Utilities
Electric Power Cost Mechanism
* On January 31, 2006 Avista filed with the WUTC to review the ERM and eliminate the $9 million deadband.
The Commission has made a commitment to expedite the process. Any changes made to the ERM will be effective January 1, 2006.

14 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE Avista Advantage

THE NATURE OF ENERGY
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Facility Information and Expense Management Services for Utilities,
Telecom and Waste
3
2
1
ENHANCED SERVICES
Post payment analysis, leverage data
and execute strategies.
Rate Optimization, Contract Management, Energy Supply
Management, Network Planning, Usage Trending,
Executive Reporting and EPA Energy Star Measurement.
AUDIT & REPORTING
Validate invoices, identify and resolve
errors, optimize services.
Bill and Service Rate Accuracy, Initial Recovery Audit,
Inventory Tracking and Management, Online Reports and
Measurements.
PROCESS & PAY
Receive, enter and scan invoices, cost
allocate, issue vendor payments.
Bill Receipt, Processing and Payment, Expense
Management
Avista Advantage

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Avista Advantage
Avista Advantage has
penetration in
virtually all market
segments; industry
penetration is
approximately 18%.
All Clients by Market Segment
Health & Med
6%
Government
7%
Big Box
9%
Retail Food
17%
Industrial
19%
Financial
Services
4%
Multi-Site
Retail
21%
Hospitality &
Property Mgt
14%
Grocery
3%
Client sampling:

17 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE Provides services for more than 175,000 Client sites throughout the United States

THE NATURE OF ENERGY
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Avista Advantage
Net Income
Revenue
Avista Advantage’s
revenues increased
by 35% for 2005, as
compared to 2004.
.
$(4,500,000)
$(3,500,000)
$(2,500,000)
$(1,500,000)
$(500,000)
$500,000
$1,500,000
$2,500,000
$3,500,000
$4,500,000
2002 2003 2004 2005
$-
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
2002 2003 2004 2005

THE NATURE OF ENERGY
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Avista Advantage
Sites Billed
$ Value of Bills Processed
Total Accounts
The number of billed
sites increased by
approximately 33,000,
or 25% in 2005.
$-
$1,000,000,000
$2,000,000,000
$3,000,000,000
$4,000,000,000
$5,000,000,000
$6,000,000,000
$7,000,000,000
$8,000,000,000
$9,000,000,000
$10,000,000,000
2002 2003 2004 2005
-
500,000
1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
4,000,000
4,500,000
5,000,000
5,500,000
2002 2003 2004 2005
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
180,000
200,000
2002 2003 2004 2005

20 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE Avista Energy

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Saskatchewan
Medford
Mid-Columbia
Malin
COB
Spokane
AECO
Sumas
Stanfield
Lancaster
(270mw)
British Columbia
Alberta
Jackson  Prairie
Storage
John
Day
Chelan
(2.6 BCF)
Kingsgate
Teck
Cominco
Clark Co.
PUD
To Rockies
Montana
Idaho
Oregon
Washington
Saskatchewan
Medford
Mid-Columbia
Malin
COB COB
Spokane
AECO
Sumas
Stanfield
Lancaster
(270mw)
British Columbia
Alberta
Jackson  Prairie
Storage
John
Day
Chelan
(2.6 BCF)
Kingsgate
Teck
Cominco
Clark Co.
PUD
To Rockies
Montana
Idaho
Oregon
Washington
Electricity
Transmission
BPA
PGE
Hydro facilities
Chelan Co
PUD
Teck Cominco
Location
Spread
Time
Spread
Gas
Pipeline transport
NEGT
NW Pipeline
Natural gas storage
Jackson Prairie
Natural gas-fired generation
* Lancaster Project
* Clark County PUD
Inter-commodity Spread
Electricity
Transmission
BPA
PGE
Hydro facilities
Chelan Co
PUD
Teck Cominco
Location
Spread
Time
Spread
Gas
Pipeline transport
NEGT
NW Pipeline
Natural gas storage
Jackson Prairie
Natural gas-fired generation
* Lancaster Project
* Clark County PUD
Inter-commodity Spread
Avista Energy
Energy Marketing and Resource Management
$0.47 2002
$(0.18) 2005
$0.20* 2004
$0.43* 2003
$1.33 2001
Earnings per
Diluted Share
Long-term contract rights to physical assets in the West
Generation, transmission, pipelines and storage
* Includes Avista Power asset impairment write-down of
$(0.06) per share in 2003 and $(0.07) in 2004.

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Avista Energy
Key Contractual Assets and Strategic Agreements
Power Generation and Transmission
Lancaster 270 MW CCCT power project
250 MW of NW point-to-point transmission (BPA)
200 MW of firm AC intertie transmission capacity
Chelan PUD: real-time management of 2000 MW hydro system
Teck-Cominco: 450 MW hydro optimization
Clark PUD: 280 MW CCCT optimization
Barrick Goldstrike Mines: 115 MW thermal optimization
Columbia Power Corporation: 70 MW hydro optimization in 2007
Natural Gas
Jackson Prairie Natural Gas Storage
(2.7 million MMBtu’s working capacity; 100,000 MMBtu’s per day)
Nova/ANG/GTN: long-term natural gas transport
250 plus end-user customers and growing
Clark County PUD: fuel manager (48,000 m/day)
City of Ellensburg: utility operations (storage, transportation, commodity, scheduling)

23 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE Financial

THE NATURE OF ENERGY
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Capital Expenditures
($ millions)
0
50,000
100,000
150,000
200,000
250,000
2002 2003 2004 2005 2006 Target
Avista Utilities
Energy Marketing & Resource Management
Avista Advantage & Other
Coyote Springs 2
$84
$106
$118
$218
$160

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Consolidated Earnings
$0.20
$0.60
$0.89
$0.72
$0.92
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
$1.00
2001 2002 2003 2004 2005

THE NATURE OF ENERGY
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2006 Earnings Guidance
$(0.05) Other
$0.10-$0.12 Avista Advantage
$0.20-$0.30 Energy Marketing & Resource Management
$1.00-$1.15 Avista Utilities
$1.30-$1.45 Consolidated
2006

27 THE NATURE OF ENERGY INITIATIVE PROGRESS CARING RESOLVE CLARITY LEADERSHIP SERVICE